UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 1, 2019
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DYNEX CAPITAL, INC.
(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	1-9819 (Commission File Number)	52-1549373 (IRS Employer Identification No.)

4991 Lake Brook Drive, Suite 100 Glen Allen, Virginia (Address of principal executive offices)	23060-9245 (Zip Code)

Registrant's telephone number, including area code: (804) 217-5800

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of Director

On January 1, 2019, the Board of Directors of Dynex Capital, Inc. (the “Company”) increased the size of the Board of Directors from five directors to six directors and elected Mr. David H. Stevens as director of the Company, effective January 1, 2019. See Item 5.03 below for information about a related amendment to the Company’s Amended and Restated Bylaws.

Mr. Stevens will be entitled to the standard compensation provided to non-employee directors as such compensation is described in the Company’s Annual Proxy Statement filed with the Securities and Exchange Commission on March 29, 2018. Mr. Stevens has been appointed to the Company’s Investment Committee.

There are no arrangements or understandings between Mr. Stevens and any other person pursuant to which he was elected as a director, nor is Mr. Stevens a party to any transaction with the Company that would require disclosure under Item 404(a) of Regulation S-K.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective January 1, 2019, and in connection with the election of Mr. Stevens to the Company’s Board of Directors, the Company’s Amended and Restated Bylaws were amended to increase the size of the Company’s Board of Directors from five members to six members, in each case subject to automatic increase as otherwise provided in the Company’s Articles of Incorporation. The text of this amendment to the Company’s Amended and Restated Bylaws is attached hereto as Exhibit 3.2.1.

Item 7.01    Regulation FD Disclosure.

On January 3, 2019, the Company issued a press release announcing the election of Mr. Stevens to the Company's Board of Directors. A copy of the Company’s press release is attached as Exhibit 99.1 to this Current Report and is incorporated by reference into this Item 7.01.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.2.1	Amendment to Bylaws of the Company, effective as of January 1, 2019
99.1	Press release dated January 3, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNEX CAPITAL, INC.

Date:	January 4, 2019	By:	/s/ Stephen J. Benedetti
Stephen J. Benedetti
Executive Vice President, Chief Financial Officer and Chief Operating Officer